UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):            February 21, 2017

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.    Other Events.
Mueller Water Products, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast its fiscal 2016 quarterly and annual historical financial information to report our Anvil business, which was sold on January 6, 2017, as discontinued operations.
Item 9.01.    Financial Statements and Exhibits.
All of the accompanying financial information, which is being provided for information purposes only, is unaudited. The full-year financial information will be audited in conjunction with the preparation of the Company’s consolidated financial statements to be included in its Annual Report on Form 10-K for fiscal 2017 that is expected to be filed in November 2017. The unaudited quarterly information for the quarters ended March 31, 2016 and June 30, 2016 will also be filed in conjunction with the Company’s consolidated financial statements to be included in its Quarterly Reports on Form 10-Q that are expected to be filed in May 2017 and August 2017, respectively.
The financial information furnished in this Current Report on Form 8-K may change when reported in the future quarterly or annual reports addressed earlier. None of the financial information furnished in this Current Report on Form 8-K should be considered representative of future results.
(d) Exhibits.
99.1        Mueller Water Products, Inc. Unaudited Financial Information
Use of Non-GAAP Measures
In an effort to provide investors with additional information regarding the Company's results as determined by GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.
The Company presents adjusted income from continuing operations, adjusted income from continuing operations per share, adjusted operating income and adjusted EBITDA as performance measures because management uses these measures in evaluating the Company's underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company's recurring performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2017	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Evan L. Hart
Evan L. Hart
Senior Vice President and Chief Financial Officer